Exhibit 99.1

Comstock Terminates Equity Purchase Agreement with New $2.5 Million Investment

New Convertible Promissory Note redeems $500 thousand of existing debt

VIRGINIA CITY, NEVADA, July 19, 2024 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) is pleased to announce it has retired its existing Equity Purchase Agreement and entered into a securities purchase agreement with an investor for an 8.0% Convertible Promissory Note due October 31, 2025 (the “Convertible Note”).

The Convertible Note was issued with an original aggregate principal amount of $2,717,500 (the “Principal Amount”), purchased by the investor for $2,500,000, reflecting an 8% original issue discount. A portion of the proceeds will be used to redeem $500,000 of existing convertible debt, reducing the Company’s outstanding obligations.

"We are very pleased to receive this $2.5 million investment, which allows us to extend maturities, retire certain other debt obligations, and secure a solid bridge to our near-term asset sales,” said Corrado De Gasperis, Executive Chairman and CEO of Comstock Inc. “This transaction closes out our only existing equity line and prohibits further use until this debt is substantially all repaid. The funding enables our businesses to continue commercializing on plan while being responsive to investor feedback and acting to support our stock price in the near-term.”

The Convertible Note accrues interest at annual rate of 8% and is redeemable for cash 30 days after closing at 125% of the principal amount plus accrued interest. Additionally, it can be converted into common stock of the Company at a price equal to the lower of 150% of the closing price on the closing date or 80% of the lowest volume-weighted average price (VWAP) of the 10 trading days prior to the conversion notice.

Comstock Metals is currently operating its first commercial demonstration facility in Silver Springs, NV, and has begun preliminary design and engineering for its next 3 industry scale facilities and related storage sites. Comstock Metals has already secured the lease and received the first permit for its first industry scale facility, which includes expanded storage capabilities. This zero-landfill solution enables the recycling and reuse of 100% of materials that would otherwise become waste.

Comstock Fuels is commercially ready, demonstrating growth-enabling performance to prospective customers. Comstock Fuels is engaged in commercial discussions, including joint development and licensing agreements, and has completed the preliminary engineering for its first commercial demonstration-scale facility.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization by efficiently converting under-utilized natural resources, primarily, woody biomass into net zero renewable fuels, end-of-life metal extraction, and generative AI-enabled advanced materials synthesis and mineral discovery. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

CONTACTS:

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries or questions:

Comstock Inc., Zach Spencer

Tel (775) 847-7532

questions@comstockinc.com

Forward Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuers.